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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference of our report dated December 6, 2001 accompanying the consolidated financial statements of Multi-Link Telecommunications, Inc. in the Form S-8 Registration Statement of Multi-Link Telecommunications, Inc.

HEIN + ASSOCIATES LLP

Denver, Colorado
January 15, 2002